SHAREHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2014
SHAREHOLDERS' EQUITY
SHAREHOLDERS' EQUITY

10. SHAREHOLDERS’ EQUITY

Authorized common stock, par value $1.00 per share, was 800 million shares at December 31, 2014, 2013 and 2012. Treasury stock is stated at cost. Dividends declared per share of common stock were $1.1550 for 2014, $0.9650 for 2013 and $0.8300 for 2012.

The company has 15 million shares, without par value, of authorized but unissued and undesignated preferred stock. The company’s former shareholder rights agreement was amended in December 2012 and the rights agreement was terminated as of December 31, 2012. Prior to termination of the rights agreement, 0.4 million shares of preferred stock were designated as Series A Junior Participating Preferred Stock and were reserved for issuance in connection with the rights agreement, with the remaining 14.6 million shares of preferred stock being undesignated. Following termination of the rights agreement, a Certificate of Elimination of the Series A Junior Participating Preferred Stock was filed on January 2, 2013 with the Delaware Secretary of State to restore the 0.4 million shares designated as Series A Junior Participating Preferred Stock to the status of undesignated preferred stock.

Champion Acquisition

On April 10, 2013, the company issued 6,596,444 shares of common stock for the stock consideration portion of the Champion acquisition. Of the total shares issued, the company deposited 1,258,115 shares, or approximately $100 million of the total consideration, into an escrow fund to satisfy adjustments to the consideration and indemnification obligations of the acquired company’s stockholders. Further information related to the acquisition of Champion is included in Note 4.

Share Repurchases

In May 2011, the company’s Board of Directors authorized the repurchase of up to 15 million shares of common stock, including shares to be repurchased under Rule 10b5-1. This repurchase authorization was completed in May 2014. In August 2011, the Finance Committee of the company’s Board of Directors, via delegation by the company’s Board of Directors, authorized the repurchase of an additional 10 million common shares which was contingent upon completion of the merger with Nalco. In February 2015, subsequent to the company’s year end, the company’s Board of Directors authorized the repurchase of up to 20 million additional shares of its common stock, including shares to be repurchased under Rule 10b5-1. In February 2015, the company entered into an accelerated stock repurchase with a financial institution to repurchase $300 million of its common stock.

In accordance with its share repurchase program through open market or private purchases, the company reacquired 3,547,334 shares, 3,096,464 shares and 2,600,569 shares of its common stock in 2014, 2013 and 2012, respectively. The number of shares repurchased in 2013 includes 1,258,115 shares the company repurchased from the Champion escrow account, with the cash paid to the beneficial shareholders deposited back into escrow. As of December 31, 2014, 9,166,298 shares remained to be repurchased under the company’s repurchase authorization. The company intends to repurchase all shares under its authorization, for which no expiration date has been established, in open market or privately negotiated transactions, subject to market conditions.

The company also reacquired 489,854, 346,941 and 734,857 shares withheld for taxes related to the exercise of stock options and the vesting of stock awards and units in 2014, 2013 and 2012, respectively.